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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2007

CIT Funding Company, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-30501	22-3634034
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 CIT Drive
Livingston, New Jersey	07039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 740-5000

N/A
(Former name or former address, if changed since last report.)

Exhibit Index Appears on Page 4.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SEC 873 (05-06)

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Section 8 – Other Events

Item 8.01 Other Events.

The registrant has registered $4,000,000,000 in receivable-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-122288) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”).

On March 23, 2006, the registrant caused CIT Equipment Collateral 2006-VT1 (“CIT EC 2006-VT1”) to issue $1,008,422,983 in aggregate principal amount of Receivable-Backed Notes. On November 22, 2006, the registrant caused CIT Equipment Collateral 2006-VT2 (“CIT EC 2006-VT2” and, together with CIT EC 2006-VT1, collectively, the “Issuing Entities) to issue $741,874,116 in aggregate principal amount of Receivable-Backed Notes.

On April 2, 2007, the Issuing Entities filed with the Commission their reports on Form 10-K for the fiscal year ended December 31, 2006. Each report included as Exhibits 34.1, 34.2, 34.3 and 34.4 thereto, respectively, (a) the Report of Independent Registered Public Accounting Firm of PricewaterhouseCoopers LLP (“PwC”), dated March 30, 2007, relating to the Report on Assessment of Compliance with Servicing Criteria Pursuant to Item 1122 of Regulation AB of CIT Financial USA, Inc., master servicer; (b) the Report of Independent Registered Public Accounting Firm of PwC, dated March 30, 2007, relating to the Report on Assessment of Compliance with Servicing Criteria Pursuant to Item 1122 of Regulation AB of CIT Communications Finance Corporation, a sub-servicer; (c) the Report of Independent Registered Public Accounting Firm of PwC, dated March 30, 2007, relating to the Report on Assessment of Compliance with Servicing Criteria Pursuant to Item 1122 of Regulation AB of CIT Technology Financing Services, Inc., a sub-servicer; and (d) the Report of Independent Registered Public Accounting Firm of PwC, dated March 30, 2007, relating to the Certification Regarding Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB of Dell Financial Services L.P. and DFS-SPV L.P., sub-servicers (collectively, the “Accountant Reports”).

This Current Report on Form 8-K is being filed to file the Consents of Independent Registered Public Accounting Firm of PwC to the Accountant Reports (the “Consents”) and to permit the incorporation of the Accountant Reports by reference into the registrant’s registration statement. The Accountant Reports are hereby incorporated by reference into the Registration Statement. The Consents are attached hereto as Exhibits 23.1, 23.2, 23.3 and 23.4, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description of Document:

23.1	Consent of Independent Registered Public Accounting Firm (CIT Financial
USA, Inc.).

23.2	Consent of Independent Registered Public Accounting Firm (CIT
Communications Finance Corporation).

23.3	Consent of Independent Registered Public Accounting Firm (CIT Technology
Financing Services, Inc.).

23.4	Consent of Independent Registered Public Accounting Firm (Dell Financial
Services L.P and DFS-SPV L.P.).

The Exhibits required to be filed pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601) are listed above and in the Exhibit Index that immediately follows the signature hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned thereunto duly authorized.

CIT FUNDING COMPANY, LLC
(Registrant)

Date: April 17, 2007	BY:	/s/ Mark A. Carlson
(Signature)
Name: Mark A. Carlson
Title: Senior Vice President – Corporate Treasury

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

23.1	Consent of Independent Registered Public Accounting Firm (CIT
Financial USA, Inc.).

23.2	Consent of Independent Registered Public Accounting Firm (CIT
Communications Finance Corporation).

23.3	Consent of Independent Registered Public Accounting Firm (CIT
Technology Financing Services, Inc.).

23.4	Consent of Independent Registered Public Accounting Firm (Dell
Financial Services L.P and DFS-SPV L.P.).